Summary Prospectus	May 1, 2015

Royce Premier Fund	RPRWX W Class Symbol

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2015. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund's Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact, or by contacting your financial intermediary.

roycefunds.com

Summary Prospectus | May 1, 2015

Royce Premier Fund

RPRWX W Class Symbol

Investment Goal
Royce Premier Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	0.00%

Maximum deferred sales charge	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%

Redemption fee	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.94%

Distribution (12b-1) fees	0.00%

Other expenses	0.13%

Total annual Fund operating expenses	1.07%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	$109

3 Years	$340

5 Years	$590

10 Years	$1,306

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Royce Premier Fund

Principal Investment Strategy

Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets in a limited number (generally less than 100) of equity securities of primarily small-cap companies with stock market capitalizations from $1 billion to $3 billion at the time of investment. Royce looks for companies that it considers “premier”—those that it believes are trading below its estimate of their current worth that also have excellent business strengths, strong balance sheets and/or improved prospects for growth, the potential for improvement in cash flow levels and internal rates of return, and franchise sustainability.
     Normally, the Fund invests at least 80% of its net assets in equity securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations from $1 billion to $3 billion at the time of investment. The Fund may continue to hold or, in some cases, build positions in companies with market capitalizations of more than $3 billion. Although the Fund normally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in securities of companies headquartered in foreign countries. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s investment in a limited number of issuers and its potential industry and sector overweights may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The W Class commenced operations on May 19, 2005. Performance information prior to that date is for the Investment Class, not offered in this Prospectus, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses.

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a calendar quarter was 22.03% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -21.94% (quarter ended 12/31/08).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

2 | The Royce Fund Summary Prospectus 2015

Royce Premier Fund

Annualized Total Returns As of 12/31/14 (%)
	1 YEAR	5 YEAR	10 YEAR

Return Before Taxes	-0.89	12.14	9.32
Return After Taxes on Distributions	-3.26	10.52	8.10
Return After Taxes on Distributions and Sale of Fund Shares	1.38	9.82	7.68

Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	4.89	15.55	7.77

Investment Adviser and Portfolio Management

Royce serves as investment adviser to the Fund. Charles M. Royce manages the Fund, assisted by Lauren A. Romeo and Steven G. McBoyle. Mr. Royce has managed the Fund since its inception. Ms. Romeo has served as the Fund’s assistant portfolio manager since 2006. Mr. McBoyle became an assistant portfolio manager on November 10, 2014.

How to Purchase and Sell Fund Shares

The Fund’s W Class shares are offered by financial intermediaries through certain wrap fee programs and to other institutional investors whose underlying beneficial accounts are maintained by the Fund’s transfer agent in omnibus accounts.

You may sell shares in your account at any time through your financial intermediary.

The Fund is open only to existing shareholders and existing relationships. These relationships include, among others, Registered Investment Advisors with existing clients in the Fund, certain pre-approved asset allocation based investment programs, and certain preapproved Retirement Plans offered through certain broker-dealers with accounts held on the books of the Fund through omnibus arrangements (either at the plan level or at the level of the financial intermediary).

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2015 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com	RPR-W-0515